UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2014 (December 24, 2014)

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CHIQUITA BRANDS INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in its Charter)

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New Jersey	1-1550	04-1923360
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

550 South Caldwell Street, Charlotte, North Carolina 28202
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (980) 636-5000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information and Background

As previously disclosed, on October 26, 2014, Chiquita Brands International, Inc., a New Jersey corporation (“Chiquita”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Cavendish Global Limited, a private limited company incorporated under the laws of England and Wales (“Parent”), Cavendish Acquisition Corporation, a New Jersey corporation and a direct, wholly owned subsidiary of Parent (“Merger Sub”), and, solely for purposes of Article IX of the Merger Agreement, Burlingtown UK LTD, a company incorporated in England and Wales (“Burlingtown”) and Erichton Investments Ltd., a company incorporated in the British Virgin Islands (“Erichton” and, together with Merger Sub, Parent and Burlingtown, “Cutrale-Safra”), pursuant to which, among other things, Merger Sub will merge with and into Chiquita (the “Merger”), with Chiquita as the surviving corporation and a wholly owned subsidiary of Parent.

Pursuant to the Merger Agreement, upon the terms and subject to the conditions thereof, Merger Sub commenced a tender offer (the “Offer”) on November 4, 2014 to acquire all the outstanding shares of common stock of Chiquita, par value $0.01 per share (the “Shares”), at a price of $14.50 per Share, net to the seller in cash, without interest and subject to any required withholding of taxes (the “Offer Price”), upon the terms and subject to the conditions set forth in the Offer to Purchase, dated November 4, 2014 (the “Offer to Purchase”), and in the related Letter of Transmittal, each filed as Exhibit (a)(1)(A) and Exhibit (a)(1)(B), respectively, to the Tender Offer Statement on Schedule TO dated November 4, 2014 (as amended or supplemented from time to time, the “Schedule TO”) filed by Merger Sub and Parent.

Subject to certain conditions and limitations, under the Merger Agreement, Chiquita has granted Merger Sub an option (the “Top-Up Option”) to purchase from Chiquita after the successful completion of the Offer enough additional Shares (the “Top-Up Shares”) so that Merger Sub will own more than 90% of the outstanding Shares, in order to facilitate the completion of the Merger through the “short-form” procedures available under New Jersey law. If Merger Sub does not own more than 90% of the outstanding Shares as of the time and date on which Merger Sub accepts validly tendered and not validly withdrawn Shares for payment, Merger Sub will be deemed to have exercised the Top-Up Option.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is attached as Exhibit 2.1 hereto and is incorporated by reference herein.

Item 1.01	Entry into a Material Definitive Agreement

Chiquita, certain of its subsidiaries as borrowers (the “Borrowers”), the lenders signatory thereto and Wells Fargo Bank, National Association, as administrative agent for the lenders (the “Agent”), entered into a Consent to Credit Agreement dated as of December 24, 2014 (the “Consent”) to the Credit Agreement dated as of February 5, 2013 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among Chiquita, the Borrowers, the lenders from time to time party thereto and the Agent, as administrative agent for the lenders party thereto.

Pursuant to the Consent, the Agent and the Required Lenders (as defined in the Credit Agreement) consented to, among other things, (i) the Change in Control (as defined in the Credit Agreement) resulting from Parent and its direct and indirect wholly-owned subsidiaries acquiring more than 50% of the combined voting equity interests of Chiquita as a result of the consummation of the Offer and the Merger (such that the occurrence of such Change in Control would not result in an event of default under the Credit Agreement during the Consent Period (as defined below)), in each case so long as the same are consummated not later than January 31, 2015, (ii) Chiquita’s acceptance of a promissory note as payment for the Top-Up Shares, to the extent issued not later than January 31, 2015, and (iii) Chiquita’s deferral of delivery of such promissory note to Agent. The consents described in the preceding sentence remain valid solely for the period commencing on December 24, 2014 and ending on February 28, 2015 (the “Consent Period”). Pursuant to the Consent, in consideration of the agreements of the Agent and the Required Lenders thereunder, the Borrowers have agreed that, notwithstanding anything to the contrary in the Credit Agreement, absent the prior written consent of the Agent and the Required Lenders to the contrary, the Borrowers may not request any revolving loans to be made or letters of credit to be issued under the Credit Agreement following the date of the Consent to the extent that, after the making of such revolving loans or the issuance of such letters of credit, as applicable, Excess Availability (as defined in the Credit Agreement) would not equal or exceed 12.5% of the Maximum Stated Revolver Amount (as defined in the Credit Agreement). The Borrowers and the Required Lenders have also agreed under the Consent that the conditions to effectiveness of the amendments to the Credit Agreement set forth in Section 3 of the Consent and Amendment No. 1 to the Credit Agreement dated as of March 10, 2014 (the “March Consent”) shall not be satisfied and that, from and after the date of the Consent, Sections 2 and 3 of the March Consent shall be of no further force and effect. A copy of the Consent is attached as Exhibit 10.01 to this report and is incorporated by reference herein.

No Offer or Solicitation

This communication is not intended to and does not constitute an offer to buy or the solicitation of an offer to sell any securities. The solicitation and the offer to buy shares of Chiquita common stock is being made pursuant to the tender offer statement on Schedule TO, including the offer to purchase and other related materials, referenced below.

Important Additional Information Has Been Filed and Will Be Filed With The SEC

On November 4, 2014 an affiliate of Cutrale-Safra filed a Tender Offer Statement on Schedule TO, containing an offer to purchase, a form of letter of transmittal and other related tender offer documents, with the U.S. Securities and Exchange Commission (the “SEC”), and Chiquita filed a Solicitation/ Recommendation Statement on Schedule 14D-9 with respect to the Offer. The Tender Offer Statement filed by an affiliate of Cutrale-Safra and the Solicitation/ Recommendation Statement filed by Chiquita have been mailed to shareholders of Chiquita. INVESTORS AND SHAREHOLDERS ARE URGED TO READ THE TENDER OFFER STATEMENT (INCLUDING THE OFFER TO PURCHASE, THE FORM OF LETTER OF TRANSMITTAL AND OTHER TENDER OFFER RELATED DOCUMENTS) AND THE SOLICITATION/RECOMMENDATION STATEMENT ON SCHEDULE 14D-9, AND ANY AMENDMENTS THERETO, AS WELL AS OTHER DOCUMENTS FILED WITH THE SEC, BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Investors and shareholders are able to obtain free copies of the Tender Offer Statement, the Solicitation/Recommendation Statement and other documents filed with the SEC by Chiquita through the website maintained by the SEC at www.sec.gov. In addition, investors and shareholders are able to obtain free copies of the Tender Offer Statement, the Solicitation/Recommendation Statement and other documents filed with the SEC by Chiquita by contacting Chiquita Investor Relations at: Chiquita Brands International, Inc., c/o Corporate Secretary, 550 South Caldwell Street, Charlotte, North Carolina 28202 or from the Information Agent named in the tender offer materials.

Forward-Looking Statements

This communication contains certain “forward-looking statements” with respect to certain plans and objectives of Chiquita and Cutrale-Safra with respect to the proposed acquisition of Chiquita by Cutrale-Safra, the tender offer and the related Merger, including the timing of the completion of the tender offer and the Merger, under the Merger Agreement. These forward-looking statements can be identified by the fact that they do not relate only to historical or current facts. By their nature, forward-looking statements involve known and unknown risks and uncertainties because they relate to events and depend on circumstances that will occur in the future. There are several factors which could cause actual plans to differ materially from those expressed or implied in forward-looking statements. Such factors include, but are not limited to, the risk that the acquisition of Chiquita and the tender offer and the Merger may not be consummated in a timely manner as a result of pending regulatory approvals. Neither Chiquita nor Cutrale-Safra assumes any obligation to update the information contained in this communication (whether as a result of new information, future events or otherwise), except as required by applicable law.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

EXHIBIT NO.	DESCRIPTION

2.1	Agreement and Plan of Merger, dated as of October 26, 2014, by and among Chiquita, Parent, Merger Sub, Burlingtown and Erichton (incorporated by reference to Exhibit 2.1 to Chiquita’s Current Report on Form 8-K filed with the SEC on October 27, 2014)
10.1	Consent to Credit Agreement dated December 24, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 31, 2014

CHIQUITA BRANDS INTERNATIONAL, INC.

By:	/s/ James E. Thompson
James E. Thompson
Executive Vice President, General Counsel
and Secretary

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

2.1	Agreement and Plan of Merger, dated as of October 26, 2014, by and among Chiquita, Parent, Merger Sub, Burlingtown and Erichton (incorporated by reference to Exhibit 2.1 to Chiquita’s Current Report on Form 8-K filed with the SEC on October 27, 2014)
10.1	Consent to Credit Agreement dated December 24, 2014